SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              September 23, 2005


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (513) 983-1100
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[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     As disclosed in its Annual Report on Form 10-K for the year ended June 30, 2005, the Company adopted SFAS 123(R) effective July 1, 2005 which requires that all stock-based compensation, including grants of employee stock options, be accounted for using a fair-value-based method. The Company has elected to adopt SFAS 123(R) using the modified retrospective method under which prior years' results will be revised to give effect to the value of options granted in fiscal years beginning on or after July 1, 1995. The recognized compensation expense will be consistent with the amounts previously reported in the Company's pro forma footnote disclosure for stock-based compensation on Form 10-K for the year ended June 30, 2005. Consistent with the Company's basis of measurement for segment performance, the additional expense associated with stock-based compensation under SFAS 123(R) will be also reflected in segment results.

     The attached exhibits are intended to provide investors more insight into the impact of SFAS 123(R) on the Company's 2005 results by quarter and for the full year. Exhibits 99-1 and 99-2 provide consolidated earnings information both as reported and reflecting the retrospective impact of SFAS 123(R) for the fiscal years ended June 30, 2005 and 2004, respectively. Exhibits 99-3 and 99-4 provide business segment information both as reported and reflecting the retrospective impact of SFAS 123(R) for the fiscal years ended June 30, 2005 and 2004, respectively.

     As required by Statement of Financial Accounting Standards (SFAS) No. 131, consolidated financial statements issued by the Company in the future will reflect these modifications, including reclassification of all comparative prior period segment information.

     These financial statements, conformed for the changes, will become the historical financial statements of The Procter & Gamble Company and consolidated subsidiaries for currently open and future filings with the Securities and Exchange Commission.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY

                                       /S/ STEVEN W. JEMISON
                                       -------------------------------------
                                       Steven W. Jemison, Secretary and
                                       Associate General Counsel
                                       September 23, 2005


                                    EXHIBITS

99-1  Consolidated earnings information for the fiscal year ended June 30, 2005

99-2  Consolidated earnings information for the fiscal year ended June 30, 2004

99-3  Business segment information for the fiscal year ended June 30, 2005

99-4  Business segment information for the fiscal year ended June 30, 2004